U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K/A
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 30, 2002

                       COMMISSION FILE NUMBER: 000-32141


                              Nutra Pharma Corp.
            (Exact name of registrant as specified in its charter)



            California                                 91-2021600
-----------------------------------------          -------------------------
(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
 or organization


485 Martin Lane, Beverly Hills, California                  90210
(Address of principal executive offices)                  (Zip Code)
------------------------------------------             ----------------

Registrant's telephone number: (310) 858-7088

            4900 9th Avenue NW, Suite 201, Seattle, Washington 98102
           ---------------------------------------------------------
         (Former name or former address, if changed since last report)


Item 1. Change In Control of Registrant

Not Applicable

Item 2. Acquisition or Disposition of Assets

Not Applicable



Item 3. Bankruptcy or Receivership

Not Applicable

Item 4. Changes in Registrant's Certifying Accountant

Not Applicable

Item 5. Other Events

Not Applicable




Item 6. Resignations of Registrant's Directors

Effective October 26, 2002, Officer and Director Dr. Edith W. Martin has resigned from the Company's Board of Directors. On September 15, 2002, Dr. Harold Crews resigned from the Company's Board of Directors.



Item 7. Financial Statements and Exhibits

None

c.  Exhibits.

None

 This amendment is filed to correct typographical errors made by the EDGAR filer contained in the original current report on Form 8K filed October 30, 2002.

                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2002

Nutra Pharma Corp.

Zirk Englebrecht
By: Zirk Engelbrecht, Chairman,
Board of Directors/VP




In connection with the current report of Nutra Pharma Corp. (the "Company") on Form 8K for September 15, 2002, as filed with the Securities and Exchange Commission on the date hereof, Zirk Englebrecht and Nancy Volpe certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.



Dated: October 31, 2002                   By:   Zirk Englebrecht
                                                ------------------------------
                                                Chairman, Board of Directors/VP


Dated: October 31, 2002                   By:   Nancy Volpe
                                             -----------------------------
                                             Nancy Volpe, Secretary/Treasurer